EXHIBIT 10.47
                                RENTAL AGREEMENT


DATE: APRIL 8, 1999


Daniel Hoyng, hereafter RESIDENT, agrees to lease from Summit Management Company, hereafter MANAGEMENT, Apartment 16-10908 of the Apartment Community upon the following terms and conditions:

1. The initial term of this agreement shall begin on 4/8/99 and end on 3/31/00.

2. Rent is payable monthly and in advance at the rate of $1220.00 per month on the first day of each calendar month at the office of MANAGEMENT.
      Rental payments shall be governed in accordance with the attached lease agreement.,

3. RESIDENT has paid MANAGEMENT a Security Deposit in the amount of $0. This Security Deposit shall be held in a trust account with N/A and shall be governed in accordance with the terms outlined in the attached lease agreement.

4. MANAGEMENT shall pay for water, trash removal and common area utilities. RESIDENT shall pay for all other utilities used at the aforementioned apartment, including but not limited to, telephone service.

5. IN ADDITION TO THE PROVISIONS SET FORTH ABOVE, ALL TERMS AND PROVISIONS SET FORTH IN THE STANDARD LEASE AGREEMENT ATTACHED HERETO ARE BY THIS REFERENCE INCORPORATED HEREIN. RESIDENT HEREBY AGREES THAT RESIDENCY SHALL BE GOVERNED BY ALL THE PROVISIONS SET FORTH ON THE ATTACHED STANDARD LEASE AGREEMENT AS IF SUCH PROVISIONS WERE SET FORTH ON THIS PAGE. RESIDENT HEREBY CERTIFIES AND AGREES THAT ALL THE RESIDENTS SIGNING THIS LEASE AGREEMENT HAVE FULLY EXAMINED , READ AND UNDERSTAND THE STANDARD LEASE AGREEMENT ATTACHED HERETO AND UNDERSTAND THAT THOSE PROVISIONS ARE PART OF THIS AGREEMENT.


/s/ ( illegible )
Authorized Signatiure of MANAGEMENT, as Agent for Owner

 /s/Daniel J. Hoyng    April 8, 99

                           RENTAL CONCESSION ADDENDUM

This addendum to the lease agreement dated APRIL 9, 1999 between Summit Management Company, as Agent for Owner, (Management) and DANIEL HOYNG (RESIDENT) shall be incorporated in and made part of the aforesaid lease.

1. It is agreed and understood by both parties that the RESIDENT has received a rental incentive as follows

          STARTING April 8, 1999 RESIDENT WILL RECEIVE A CONCESSION OF $102.00 OFF MARKET RENT MAKING RENT $1118.00 PER MONTH (PLUS $500.00 FOR FURNITURE RENTAL) EXPIRING ON MARCH 31, 2000.


In the event that the aforementioned Lease is not fulfilled, the RESIDENT agrees to reimburse MANAGEMENT in the amount of $1220.00, which is the total value of the rental incentive listed above. This amount shall be reimbursed to MANAGEMENT by RESIDENT prior to RESIDENT vacating premises.


Authorized Signature of MANAGEMENT, As Agent for Owner


/s/ Daniel J. Hoyng
Resident


APT#16-10908

                        PAYMENT POLICY AND CREDIT RECORD
4. Rent is due on the first of each month. Rent is considered late on the second of the month. Late fees of $75.00 will be charged on the sixth of each month. Late fees are considered additional rent.

/s/ DJH
Initials
/s/ DJH
Initials

4. Your payment history will become a permanent part of your credit history through Equifax Credit Reporting Systems (CBI). Any late payments will be reported as derogatory credit to the bureau.

/s/ DJH
Initials

/s/ DJH
Initials

4. If attorney's fees have to be levied for non-payment of rent, a minimum charge for those attorney's fees are $350.00

/s/ DJH
Initials

/s/ DJH
Initials

4. It is understood that a sixty (60) day written notice of my intent to vacate or renew the lease agreement is required. If a 60-day notice is not given in writing, my lease will be automatically be renewed on a month to month basis which will be charged at the rental rate of the current market rent plus a $75.00 month to month fee. This month to month lease will continue on a monthly basis until a 30-day notice is given of an intent to vacate.

DJH
Initials
DJH
Initials

Signed this 8th day of April, 1999.

/s/ Daniel J. Hoyng
-------------------------
Resident

Resident Apartment#16-10908

MANAGEMENT REPRESENTATIVE

                        SUMMIT PLANTATION LEASE ADDENDUM


You are obligated to pay all of the rent as it becomes due under the terms whether or not you occupy the premises, have defaulted under the lease, have abandoned the premises, or the lease is terminated because of your default. Not withstanding the foregoing, however, we will release you from your obligations under the lease including your obligation to pay rent hereunder upon fulfillment of the following terms and conditions:

1. You give us written notice of your intention to vacate the premises 60 days prior to the date on which you intend to vacate the premises.

2. You tender A termination fee equal to two months which equals $2440.00. The termination fee is due and payable on the last day that you reside in your apartment.

3. You surrender the premises in an undamaged condition acceptable to us in our sole discretion on the date that you intend to vacate the premises.

4. Security deposit in the sum of $100.00 FORFEITED. I hereby agree to the following conditions.




/s/ Daniel J. Hoyng
Lessee

Lessee

Lessee

Lessor

DATE

Bldg#16-10908

                              WATER/SEWER ADDENDUM

I (WE) am aware that paying for water and sewage is part of this rental agreement. If my water/sewer bill is not paid, I understand that I will be in direct violation of my lease. Eviction proceedings may occur according to paragraph four of the rental agreement if payment is neglected.


 /s/ Daniel J. Hoyng                        April 8, 1999
 RESIDENT                                           DATE

RESIDENT                                            DATE

RESIDENT                                            DATE


                            MOLD AND MILDEW ADDENDUM

Resident acknowledges that the apartment unit is located in Florida which has a climate conducive to the growth of mold and mildew, and that it is necessary to provide proper ventilation and humidification of the apartment to retard and prevent mold and mildew. Resident agrees to be responsible for properly ventilation and dehumidifying the apartment and the contents to retard and prevent mold and mildew and that Management shall not be responsible for damage to the apartment or the personal property of the resident for damages caused by mold and mildew.

/s/ Daniel J. Hoyng
Resident


 Summit Plantation Representative
Apt #16-10908

                          DIGITAL BROADCAST SIGNAL DISH
                               Resident Agreement

In accordance with the FCC ruling concerning the "Implementation of Section 207 of the Telecommunications Act of 1996", I understand that I may choose to purchase and install a satellite dish otherwise known as a DBS(digital broadcast signal) satellite dish. I understand that, in addition to allowing the purchase of a DBS dish within a multifamily housing community, Section 207 of the Telecommunication Act also outlines the parameters governing the installation of the dish. These parameters are outlined below;

1. I/We understand that there is to be no drilling of any kind into the balcony railings, balcony flooring, patio floor, patio railings, roof, doorways, or walls.

2. The satellite dish must be kept within the boundaries of my apartment dwelling only, not one adjoining or shared by another resident and not to be extended by any devise such as a pole beyond the balcony railing. The dish may not be attached to the outside wall, outside windowsill, or common area balconies, stairwells or grounds.

3. I/We will give a copy of my liability insurance to the management representative upon acquiring a satellite dish that will cover my property, as well as any injury caused by the dish to myself, my property, as well as but not limited to any other property or people.

4.   The size of the dish may be no more than 1 meter in diameter.

5. I/We will obtain written authorization from the owner/manager of this community prior to the installation of a DBS dish.

6. I/We will be responsible for any damages to property as a result of the installation, removal and/or operation of the DBS dish.


/s/ Daniel J. Hoyng
RESIDENT SIGNATURE                APT#16-10908


RESIDENT SIGNATURE                COMMUNITY MANAGER


DATE



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1.   PETS: No pets allowed except with expressed written consent and approval of
     Management and the execution of a Pet Addendum. An additional deposit will be required, a portion of which is non-refundable. The entire security deposit may be applied against damages to the apartment in the event of default by the Resident under the Lease Agreement.
2. Our Professional Landscaping: Help us maintain our clean and attractive community by discarding your cans, cigarettes, paper, bottles, trash, etc. in the proper containers provided. When walking your pet please use the designated pet areas and clean up after your pet. Utilize all walkways provided and refrain from walking through our landscaped areas.
3. Trash Disposal: Plastic trash bags are required to take your trash to the dumpsters or compact areas. At no time is trash (bags, boxes, etc.) To be left outside your doorway or in the breezeway. Break down any boxes before placing them in dumpster., Do not dispose of heavy equipment, furniture or large waste in the dumpsters or compactors. Such items should be taken to the dump directly.
4. Guests: Residents shall be responsible and liable for the conduct of their guests. Acts of guests in violation of the lease agreement or of management's "Rules and Regulations" may be deemed by Management to be a breach by resident. Any guest that will be staying in excess of 7 days must be registered with the management/leasing office.
5. Amenities: Residents must abide by the posted regulations at each amenity. Children under 16 must be accompanied by an adult.
6. Decorating Your New Home: Modifications to walls, shelves, closets, or counters cannot be made to the apartment without prior written approval from the Community Manager. Draperies must be lined with white materials so exposure to the outside is consistent throughout the community. Patios and balconies are not to be used as storage. In addition, please refrain from hanging garments, towels, or other items over the railings. Plants are not allowed on the balcony railings for safety reasons. Signs, additional lighting, awnings, storm doors, markings, or other exterior additions need to be approved by the Community Manager. Please do not store anything in the A/C or hot water heater closet as this may cause the equipment to malfunction or may cause a safety hazard.
7. Architecture: To maintain our architectural integrity refrain from erecting radio or television aerials, dishes, or wires of CB base stations on any part of the premises.
8. Neighbors: Respect the privacy of your neighbors with regard to loud televisions, stereos, radios, and parties. All noise complaints should be called into the local police first and then into the management/leasing office.
9. Grilling: In accordance with fire laws, grilling of any kind (charcoal, gas, or electric) is not allowed on patios or decks at any time.
10. Telephone and Cable: Telephones and cable TV's may only be connected at the original wired locations provided by the telephone and cable company's. Additional drilling, cutting or boring for wires is not permitted without prior permission from your Community Manager.
11. Laundry Room: Please remove clothing promptly from machines. Use of tints and dyes are not allowed. Report any malfunctions to the management/leasing office as soon as possible.
12. Security Deposits: To avoid misunderstandings concerning the security deposit, the following information is provided. RELEASE OF THE SECURITY DEPOSIT IS SUBJECT TO THE FOLLOWING PROVISIONS:

     1.   Full term of the lease has expired.
     2.   a written sixty(60) day notice of intent to vacate must be given.
     3.   No damage to property beyond normal wear and tear.
     4.   Entire apartment is clean and refrigerator is defrosted.
     5.   No unpaid legal charges, delinquent rent, or other fees.
     6. The "Apartment Inspection Form" must be completed at move-in and signed by both the Community Manager and resident. All keys must be returned and a walk of the apartment home is done with a management representative. At this time the "Apartment Inspection Form" must be completed to assure the apartments condition.
     7.   All debris, rubbish and discards placed in proper rubbish containers.
     8. Your check will be mailed to you from our home office to your forwarding address left with a management representative. The check is made out jointly to all parties on the lease.


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     9.   Charges for damage, cleaning, repair, and all delinquent rents or fees will be deducted from the deposit. 10. Your security deposit cannot be applied to your last month's rent.

I/We hereby acknowledge that we have read the foregoing Rules and Regulations and agree to abide by each one.


/s/ Daniel J. Hoyng     April 8, 99
---------------------------------        ---------------------------------------
Resident                 Date             Resident                       Date


Community Manager               Date